OMB APPROVAL
	OMB Number:	3235-0578
	Expires:	March 31, 2019
UNITED STATES	Estimated average burden hours per response . . . . . . . . . . 10.5
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23037

Tekla World Healthcare Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	6/30/18

Item 1.  Schedule of Investments.

TEKLA WORLD HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2018

(Unaudited)

PRINCIPAL AMOUNT		VALUE

	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 17.3% of Net Assets

	Convertible Notes (Restricted)(a) - 0.0% of Net Assets

	United States — 0.0%
$70,629	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	$70,629
23,533	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	23,533
47,065	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	47,065
47,065	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/18	47,065
	TOTAL CONVERTIBLE NOTES	188,292

	Non-Convertible Notes - 17.3% of Net Assets

	Ireland — 0.5%
3,000,000	Endo Ltd/Endo Finance LLC/Endo Finco Inc., 6.00% due 2/1/25 (b)	2,340,000

	United Kingdom — 0.9%
4,000,000	Hikma Pharmaceuticals PLC, 4.25% due 4/10/20 (c)	3,961,920

	United States — 15.9%
3,200,000	AbbVie Inc., 4.50% due 5/14/35	3,114,475
4,100,000	Actavis Funding SCS, 4.55% due 3/15/35	3,879,229
4,475,000	Amgen Inc., 4.66% due 6/15/51	4,424,848
2,000,000	Amgen Inc., 3.63% due 5/22/24	1,991,662
2,790,000	Baxalta Inc., 4.00% due 6/23/25	2,731,334
1,200,000	Becton Dickinson and Co., 3.73% due 12/15/24	1,171,501
3,000,000	DaVita, Inc., 5.00% due 5/1/25	2,823,750
4,000,000	EMD Finance LLC, 3.25% due 3/19/25 (b)	3,824,763
3,000,000	Encompass Health Corporation, 5.75% due 11/1/24	3,001,740
2,890,000	Envision Healthcare Corporation, 5.63% due 7/15/22	2,927,931
1,385,000	Express Scripts Holding Company, 3.50% due 6/15/24	1,329,331
3,000,000	Gilead Sciences, Inc., 4.60% due 9/1/35	3,087,582
2,000,000	GlaxoSmithKline Capital Inc., 2.80% due 3/18/23	1,949,714
1,200,000	HCA Healthcare, Inc., 5.25% due 4/15/25	1,200,000
2,000,000	HCA Healthcare, Inc., 5.88% due 5/1/23	2,075,000
2,500,000	HCA Healthcare, Inc., 5.38% due 2/1/25	2,461,750
2,630,000	HCP, Inc., 4.20% due 3/1/24	2,628,253
8,000,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.50% due 4/15/25 (b)	6,400,000
1,200,000	McKesson Corporation, 3.80% due 3/15/24	1,184,494
1,200,000	Medtronic Inc., 4.38% due 3/15/35	1,241,039
1,463,000	Merck & Co., Inc., 2.75% due 2/10/25	1,398,619

PRINCIPAL AMOUNT		VALUE

	United States — continued
$2,115,000	Novartis Capital Corporation, 3.40% due 5/6/24	$2,109,898
3,500,000	Senior Housing Properties Trust, 4.75% due 5/1/24	3,503,517
3,000,000	Tenet Healthcare Corporation, 6.75% due 6/15/23	2,985,000
5,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	4,713,181
		68,158,611
	TOTAL NON-CONVERTIBLE NOTES	74,460,531
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $77,410,248)	74,648,823

SHARES

	CONVERTIBLE PREFERRED AND WARRANTS (Restricted)(a) (d) — 0.7%

	United States — 0.7%
1,307,690	BioClin Therapeutics, Inc. Series A, 6.00%	849,999
757,575	BioClin Therapeutics, Inc. Series B, 6.00%	566,666
1,333,333	GenomeDx Biosciences, Inc. Series C, 6.00%	444,000
229,178	GenomeDx Biosciences, Inc. Series D Prime, 8.00%	209,698
1,167,070	GenomeDx Biosciences, Inc. Series D, 8.00%	355,956
160,922	GenomeDx Biosciences, Inc. Warrants (expiration 11/1/27, exercise price $0.31)	0
206,483	IlluminOss Medical, Inc. Junior Preferred, 8.00%	206,483
219,196	IlluminOss Medical, Inc. Series AA, 8.00%	219,196
11,766	IlluminOss Medical, Inc. Warrants (expiration 1/11/28, exercise price $1.00)	0
5,883	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00)	0
11,766	IlluminOss Medical, Inc. Warrants (expiration 2/6/28, exercise price $1.00)	0
17,657	IlluminOss Medical, Inc. Warrants (expiration 3/31/27, exercise price $1.00)	0
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $4,021,374)	2,851,998

	MANDATORY CONVERTIBLE PREFERRED STOCK - 0.7% of Net Assets
	Israel — 0.7%
7,000	Teva Pharmaceutical Industries Limited, 7.00% due 12/15/18	3,181,500
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $7,000,000)	3,181,500

SHARES		VALUE

	COMMON STOCKS AND WARRANTS - 107.8% of Net Assets

	Australia — 0.4%
12,500	CSL Limited	$1,781,855

	Belgium — 2.2%
35,330	Galapagos NV (d)	3,256,936
80,675	UCB SA	6,344,254
		9,601,190
	China — 0.1%
55,000	Wuxi Biologics Cayman, Inc. (b) (d)	612,350

	Denmark — 1.3%
9,650	Genmab A/S (d)	1,489,560
85,600	Novo Nordisk A/S (f)	3,947,872
		5,437,432
	France — 3.7%
243,250	Cellectis S.A. (d) (f)	6,881,543
300,000	Innate Pharma SA (d)	1,634,686
179,900	Sanofi (f)	7,197,799
		15,714,028
	Germany — 6.0%
232,349	Bayer AG	25,600,662

	Ireland — 9.9%
97,810	Allergan plc	16,306,883
496,788	Avadel Pharmaceuticals plc (d) (f)	3,045,310
248,248	Endo International plc (d)	2,340,979
162,900	Horizon Pharma plc (d)	2,697,624
61,900	Mallinckrodt plc (d)	1,155,054
122,206	Medtronic plc	10,462,056
37,300	Perrigo Company plc	2,719,543
22,249	Shire plc (f)	3,755,631
		42,483,080
	Israel — 2.8%
516,598	Foamix Pharmaceuticals Ltd. (d)	2,588,156
393,365	Teva Pharmaceutical Industries Limited (f)	9,566,637
		12,154,793
	Japan — 0.5%
140,400	Sosei Group Corporation (d)	2,262,328

	Netherlands — 3.3%
1,264,792	Affimed N.V. (d)	2,086,907
232,352	Mylan N.V. (d)	8,397,201
144,800	Wright Medical Group N.V. (d)	3,759,008
		14,243,116

SHARES		VALUE

	Switzerland — 7.7%
295,820	Novartis AG (f)	$22,346,243
387,400	Roche Holding AG (f)	10,703,862
		33,050,105
	United Kingdom — 13.7%
492,837	Adaptimmune Therapeutics plc (d) (f)	5,849,975
778,888	AstraZeneca PLC (f)	27,346,758
6,300	Cardinal Health, Inc.	307,629
359,000	GlaxoSmithKline plc (f)	14,471,290
215,000	Hikma Pharmaceuticals PLC	4,259,033
44,148	Smith & Nephew plc (f)	1,656,874
1,282,978	Verona Pharma plc (d)	2,395,893
159,500	Verona Pharma plc (d) (f)	2,193,125
513,192	Verona Pharma plc Warrants (expiration 4/27/22, exercise price $2.07) (a) (d)	243,890
		58,724,467
	United States — 56.2%
25,600	Abbott Laboratories	1,561,344
55,351	AbbVie Inc.	5,128,270
64,100	Acadia Healthcare Company, Inc. (d)	2,622,331
22,472	Aetna Inc.	4,123,612
18,200	Alexion Pharmaceuticals, Inc. (d)	2,259,530
21,400	AmerisourceBergen Corporation	1,824,778
22,733	Amgen Inc.	4,196,284
12,200	Anthem, Inc.	2,903,966
319,235	Ardelyx, Inc. (d)	1,181,170
13,526	Baxter International Inc.	998,760
4,836	Becton, Dickinson and Company	1,158,512
27,744	Biogen Inc. (d)	8,052,419
73,841	Boston Scientific Corporation (d)	2,414,601
140,325	Bristol-Myers Squibb Company	7,765,586
71,400	Celgene Corporation (d)	5,670,588
105,800	Celldex Therapeutics, Inc. (d)	53,281
24,300	Centene Corporation (d)	2,994,003
91,023	Coherus BioSciences, Inc. (d)	1,274,322
94,900	Community Health Systems, Inc. (d)	315,068
117,552	CVS Health Corporation	7,564,471
24,257	Danaher Corporation	2,393,681
161,241	Diplomat Pharmacy, Inc. (d)	4,121,320
1,175	Edwards Lifesciences Corporation (d)	171,044
56,207	Eli Lilly and Company	4,796,143
22,000	Express Scripts Holding Company (d)	1,698,620
215,214	Gilead Sciences, Inc.	15,245,760
73,400	Global Medical REIT Inc.	650,324
9,455	HCA Healthcare, Inc.	970,083
45,500	HCP, Inc.	1,174,810
68,000	Healthcare Realty Trust Incorporated	1,977,440

SHARES		VALUE

	United States — continued
46,000	Healthcare Trust of America, Inc.	$1,240,160
3,455	Hologic, Inc. (d)	137,336
22,561	Humana Inc.	6,714,830
1,999	IDEXX Laboratories, Inc. (d)	435,662
64,000	Incyte Corporation (d)	4,288,000
6,303	Intuitive Surgical, Inc. (d)	3,015,859
122,340	Johnson & Johnson	14,844,736
6,287	LivaNova PLC (d)	627,568
50,349	LTC Properties, Inc.	2,151,916
14,559	Masimo Corporation (d)	1,421,686
18,850	McKesson Corporation	2,514,590
149,131	Medical Properties Trust, Inc.	2,093,799
288,114	Merck & Co., Inc.	17,488,520
212,997	New Senior Investment Group Inc.	1,612,387
213,000	Novavax, Inc. (d)	285,420
79,064	Omega Healthcare Investors, Inc.	2,450,984
749,594	Pfizer Inc.	27,195,270
55,300	Physicians Realty Trust	881,482
23,725	Quorum Health Corporation (d)	118,625
1,569	Regeneron Pharmaceuticals, Inc. (d)	541,289
6,972	ResMed Inc.	722,160
142,892	Sabra Health Care REIT, Inc.	3,105,043
6,441	Sage Therapeutics, Inc. (d)	1,008,210
166,950	Senior Housing Properties Trust	3,020,126
5,791	STERIS plc	608,113
7,522	Stryker Corporation	1,270,165
2,118	The RMR Group Inc., Class A	166,157
116,829	UnitedHealth Group Incorporated	28,662,827
192,000	Valeant Pharmaceuticals International, Inc. (d) (e)	4,462,080
1,158	Varian Medical Systems, Inc. (d)	131,688
22,250	Ventas, Inc.	1,267,138
26,879	Vertex Pharmaceuticals Incorporated (d)	4,568,355
45,560	Welltower Inc.	2,856,156
93,335	Xenon Pharmaceuticals Inc. (d)	858,682
14,280	Zimmer Biomet Holdings, Inc.	1,591,363
		241,620,503
	TOTAL COMMON STOCKS AND WARRANTS (Cost $569,519,427)	463,285,909

PRINCIPAL AMOUNT		VALUE

	SHORT-TERM INVESTMENT - 1.1% of Net Assets
$4,569,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $4,569,000, 0.35%, dated 06/29/18, due 07/02/18 (collateralized by U.S. Treasury Note 2.250%, due 11/15/25, market value $4,663,827)	$4,569,000
	TOTAL SHORT-TERM INVESTMENT (Cost $4,569,000)	4,569,000
	TOTAL INVESTMENTS - 127.6% (Cost $662,520,049)	548,537,230

NUMBER OF CONTRACTS (100 SHARES EACH)/NOTIONAL AMOUNT

	CALL OPTION CONTRACTS WRITTEN - 0.0% of Net Assets
120/12,000	Valeant Pharmaceuticals International, Inc. Jul18 24 Call	(8,280)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $15,960)	(8,280)
	TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 127.6% (Cost $662,504,089)	548,528,950
	OTHER LIABILITIES IN EXCESS OF ASSETS - (27.6)%	(118,554,210)
	NET ASSETS - 100%	$429,974,740

(a)                   Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(b)                   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)                    Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)                   Non-income producing security.

(e)                    A portion of security is pledged as collateral for call options written.

(f)                     American Depository Receipt

The following forward contracts were held as of June 30, 2018:

Description	Counterparty	Settlement Date	Currency		Settlement Value in USD	Current Value	Unrealized Gain/(Loss)
Contracts Sold:
British Pound	Goldman Sachs Bank	07/31/18	22,425,605	GBP	$29,665,532	$29,633,817	$31,715
Danish Krone	Goldman Sachs Bank	07/31/18	29,148,574	DKK	4,568,479	4,578,563	(10,084)
Euro	Goldman Sachs Bank	07/31/18	24,280,017	EUR	28,353,039	28,411,587	(58,548)
Israeli Sheqel	Goldman Sachs Bank	07/31/18	14,268,409	ILS	3,928,362	3,908,009	20,353
Japanese Yen	Goldman Sachs Bank	07/31/18	140,926,496	JPY	1,282,749	1,275,240	7,509
Swiss Franc	Goldman Sachs Bank	07/31/18	16,285,046	CHF	16,477,453	16,483,153	(5,700)
						$84,290,369	$(14,755)

TEKLA WORLD HEALTHCARE FUND

NOTES TO SCHEDULE OF INVESTMENTS

June 30, 2018

(Unaudited)

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Fund holds securities or other assets that are denominated in a foreign currency. The Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time) when valuing such assets. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing forward exchange rates. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by Tekla Capital Management LLC (the Adviser) also using fair valuation policies and procedures approved by the Trustees described below. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of this Schedule of Investments.

Federal Income Tax Cost

At June 30, 2018, the cost of securities for Federal income tax purposes was $662,694,426. The net unrealized loss on securities held by the Fund was $114,157,196, including gross unrealized gain of $17,059,476 and gross unrealized loss of $131,216,672.

Forward Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to  protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.

Average notional amount of forward contracts for the period ended June 30, 2018 was $87,052,601.

TEKLA WORLD HEALTHCARE FUND

NOTES TO SCHEDULE OF INVESTMENTS

June 30, 2018

(Unaudited, continued)

Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the nine month period ended June 30, 2018, there was a transfer between Level 2 and 1 and no other transfers between Levels. The amount of transfers between Level 2 and Level 1 was $2,166,179. The investment was transferred from Level 2 to Level 1 due to a removal of a trading restriction and the value is being supported by quoted prices. The Fund accounts for transfers between Levels at the beginning of the period.

The following is a summary of the levels used as of June 30, 2018 to value the Fund’s net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Notes
United States			$188,292	$188,292
Non-Convertible Notes
Ireland		$2,340,000	—	2,340,000
United Kingdom		3,961,920	—	3,961,920
United States		68,158,611	—	68,158,611
Convertible Preferred And Warrants
United States		—	2,851,998	2,851,998
Mandatory Convertible Preferred Stock
Israel	$3,181,500	—	—	3,181,500
Common Stocks And Warrants
Australia	1,781,855	—	—	1,781,855
Belgium	9,601,190	—	—	9,601,190
China	612,350	—	—	612,350
Denmark	5,437,432	—	—	5,437,432
France	15,714,028	—	—	15,714,028
Germany	25,600,662	—	—	25,600,662
Ireland	42,483,080	—	—	42,483,080
Israel	12,154,793	—	—	12,154,793
Japan	2,262,328	—	—	2,262,328
Netherlands	14,243,116	—	—	14,243,116
Switzerland	33,050,105	—	—	33,050,105
United Kingdom	58,480,577	—	243,890	58,724,467
United States	241,620,503	—	—	241,620,503
Short-term Investment	—	4,569,000	—	4,569,000
Total	$466,223,519	$79,029,531	$3,284,180	$548,537,230
Other Financial Instruments
Assets
Forward Currency Contracts		$59,577	—	$59,577
Liabilities
Call Options Contracts Written	$(8,280)	—	—	(8,280)
Forward Currency Contracts		(74,332)	—	(74,332)
Total	$(8,280)	$(14,755)	$—	$(23,035)

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

TEKLA WORLD HEALTHCARE FUND

NOTES TO SCHEDULE OF INVESTMENTS

June 30, 2018

(Unaudited, continued)

Investments in Securities	Balance as of September 30, 2017	Net realized gain (loss) and change in Unrealized Appreciation (Depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net Transfers in /(out of) Level 3	Balance as of June 30, 2018
Convertible Notes
United States	$35,315	$34,916	$118,061	$0	$0	$188,292
Convertible Preferred and Warrants
United States	3,227,776	(943,698)	569,205	(1,285)	—	2,851,998
Common Stocks and Warrants
United Kingdom	191,449	52,441	—	—	—	243,890
Total	3,454,540	(856,341)	687,266	(1,285)	—	3,284,180

Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2018	($856,341)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at June 30, 2018	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$243,890	Income approach, Black-Scholes	Discount for lack of marketability	20% (20%)
	3,040,290	Probability-weighed expected return model	Discount rate Price to sales multiple	18.00%-42.02% (30.29%) 2.42x-11.89x (7.12x)
	$3,284,180

(a)   The valuation technique used as a basis to approximate fair value of these investments is based upon    subsequent financing rounds. There is no quantitative information as these methods of measure are investment specific.

Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented less than 1% of the Fund’s Managed Assets at June 30, 2018.

At June 30, 2018, the Fund had a commitment of $117,663  relating to additional investments in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at June 30, 2018. The Fund on its own does not have the right to demand that such securities be registered.

TEKLA WORLD HEALTHCARE FUND

NOTES TO SCHEDULE OF INVESTMENTS

June 30, 2018

(Unaudited, continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$850,559	$0.65	$849,999
Series B Cvt. Pfd	3/3/17	566,666	0.75	566,666
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	2,003,527	0.33	444,000
Series D Prime Cvt. Pfd	04/04/18	69,899	0.92	209,698
Series D Cvt. Pfd	04/04/18	305,853	0.31	355,956
Warrants (expiration 11/1/27)	04/05/18	0	0.00	0
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	153,293	1.00	219,196
Junior Preferred	1/21/16	71,466	1.00	206,483
Cvt. Promissory Note	3/28/17	70,726	100.00	70,629
Cvt. Promissory Note	12/20/17	23,572	100.00	23,533
Cvt. Promissory Note	01/11/18	47,080	100.00	47,065
Cvt. Promissory Note	02/06/18	47,065	100.00	47,065
Warrants (expiration 1/11/28)	01/11/18	7	0.00	0
Warrants (expiration 11/20/27)	11/21/17	22	0.00	0
Warrants (expiration 2/06/28)	2/06/18	0	0.00	0
Warrants (expiration 3/31/27)	3/28/17	82	0.00	0
		$4,209,817		$3,040,290

(#) See Schedule of Investments and corresponding footnotes for more information on each issuer.

Item 2.  Controls and Procedures.

(a.)          The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b.)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tekla World Healthcare Fund

By (Signature and Title)	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date	8/28/18

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Laura Woodward
Laura Woodward, Treasurer

Date	8/28/18